UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 8, 2008

DineEquity, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 North Brand, Glendale, California		91203
(Address of Principal Executive Offices)		(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On September 8, 2008, DineEquity, Inc. (the “Company”) announced the resignation of Thomas G. Conforti, its Chief Financial Officer, effective immediately.

(c)           Effective September 8, 2008, Greggory Kalvin was appointed interim Chief Financial Officer, to serve until a permanent Chief Financial Officer is named.  Mr. Kalvin, 49, has served as the Company’s Vice President, Corporate Controller since July, 2007.  Previously, he had held the positions of Chief Accounting Officer (2003-2007), Vice President, Finance (2000-2003) and Controller (1997-2000) of J2 Global Communications, Inc.

In connection with Mr. Kalvin’s appointment as interim Chief Financial Officer, the Company has agreed to certain changes in Mr. Kalvin’s compensation arrangements, described in Item 5.02(e) of this Report and incorporated herein by reference.

(e)           In connection with Mr. Conforti’s resignation, the Company has entered into a Separation Agreement and General Release of All Claims, dated September 5, 2008 (the “Separation Agreement”), with Mr. Conforti.  Pursuant to the Separation Agreement, the Company has agreed to pay Mr. Conforti a lump sum equal to 12 months of his base salary, his average annual bonus (based on the last three fiscal years) and 12 months of his car allowance, and to release restrictions at specified times on certain Restricted Stock and Performance Shares previously awarded to Mr. Conforti.  In addition, the Company has agreed to bear the cost of certain medical, dental and other benefits for one year, to provide outplacement services and to reimburse Mr. Conforti for legal fees relating to the negotiation of the Separation Agreement.  This description is qualified in its entirety by reference to the copy of the Separation Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

In connection with Mr. Kalvin’s appointment as interim Chief Financial Officer, the Company has agreed to pay Mr. Kalvin a one-time bonus, the amount of which will be tied to the length of time he serves as interim Chief Financial Officer, as follows:

Time in Position	Compensation
Up to 3 months	$30,000 bonus
4 to 5 months	$40,000 bonus
6 to 7 months	$50,000 bonus
Each month over 7 months	An additional $10,000 bonus with a maximum total bonus of $100,000

The bonus will be paid once an external candidate has been hired to fill the position of Chief Financial Officer.

Item 7.01.  Regulation FD Disclosure.

On September 8, 2008, DineEquity, Inc. issued a news release announcing Mr. Conforti’s resignation and the appointment of Mr. Kalvin to the position of interim Chief Financial Officer.   A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.  Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Separation Agreement dated September 5, 2008 between Thomas G. Conforti and DineEquity, Inc.

99.1	News release dated September 8, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2008	DINEEQUITY, INC.

	By:	/s/ Mark D. Weisberger
Name: Mark D. Weisberger
Title: Vice President, Legal and Secretary